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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  May 21, 2001
                                 Date of Report
                        (Date of earliest event reported)




                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)

        ARKANSAS                                                62-1698524
(State or other jurisdiction            0-28469                (IRS Employer
     of incorporation)          (Commission File Number)     Identification No.)


                              720 EAST FRONT STREET
                             LONOKE, ARKANSAS 72806
          (Address, including Zip Code, of principal executive offices)

                                 (501) 676-9222
              (Registrant's telephone number, including area code)







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Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


Item 7.  Financial Statements and Exhibits.

         Not Applicable.


Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Regulation FD Disclosure.

         Pet Quarters, Inc. (the "Company") announced today that it had closed a series of loans with various individuals and companies in an aggregate amount of approximately $1,900,000. A portion of the proceeds of these loans was used to retire the Company's 6% Convertible Debenture as of May 18, 2001. The outstanding principal balance and accrued interest paid was $851,895.60. The remaining proceeds of the loans will be used for general corporate purposes including the payment of debt and payables. The Company is continuing to search for additional capital, which may include additional loans or the sale of equity securities.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      PET QUARTERS, INC.



                                      By: /s/ Steven Dempsey
                                          --------------------------------------
                                          Steven Dempsey
                                          President and Chief Executive Officer


DATE:   May 21, 2001

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